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                              AMENDED AND RESTATED
                 CERTIFICATE OF INCORPORATION OF LANTRONIX. INC.


                                       I.

The name of this corporation is Lantronix, Inc. (the "Corporation").

                                       II.

The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

                                      III.

The purpose of this Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                       IV.

The Corporation is authorized to issue two classes of shares to be designated respectively Common Stock, par value $0.0001 per share (the "Common Stock"), and Preferred Stock, par value $0.0001 per share (the "Preferred Stock"). The total number of shares of Common Stock the Corporation shall have authority to issue shall be 200,000,000 and the total number of shares of Preferred Stock the Company shall have the authority to issue shall be 5,000,000.

The relative rights, preferences, privileges and restrictions granted to or imposed on the respective classes of the shares of capital stock or the holders thereof are as follows:

         1.       Voting Rights:
                  --------------

                  (a) Except as otherwise required by law or by this Certificate of Incorporation, the holder of each share of Common Stock issued and outstanding shall have one vote and the holder of each share of Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such share of Preferred Stock could be converted at the record date for determination of the stockholders entitled to vote on such matters, or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited, such votes to be counted together with all other shares of stock of the Corporation having general voting power and not separately as a class. Holders of Common Stock and Preferred Stock shall be entitled to notice of any stockholders' meeting in accordance with the Bylaws of the Corporation. Functional votes by the holders of


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                  Preferred Stock shall not, however, be permitted and any
                  fractional voting rights shall (after aggregating all shares into which shares of Preferred Stock held by each holder could be converted) be rounded to the nearest whole dollar.

                  (b) The holders of the Preferred and Common Stock shall vote for the Corporation's Board of Directors as follows: all members elected by the holders of the Preferred and Common Stock, voting together as a class. Any director designated under this Section 1(b) may be removed from the Board only at the written request of the holders which designated such director in accordance with Section 1(b). In the event of death, resignation, removal, or inability to serve of any designees, the resulting vacancy on the Board shall be filled by an individual designated by the holders who designated the vacating director.

                                       V.

To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

Neither any amendment, modification nor repeal of this Article, nor the adoption of any provision of the Certificate of Incorporation inconsistent with this Article, shall eliminate, reduce or adversely affect, any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to such amendment, modification, repeal or adoption of an inconsistent provision.

                                       VI.

Effective upon the closing of a firm commitment underwritten public offering of Common Stock of the Corporation, no action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders.

                                      VII.

Effective upon the closing of a firm commitment underwritten public offering of Common Stock of the Corporation, no stockholder will be permitted to cumulate votes at any election of directors.

                                      VIII.

A director shall hold office from the effective date of such director's election until the next annual meeting of stockholders and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement or removal from office. The term of each director who is serving as a director on the effective date of this amended and restated certificate of incorporation shall expire at the next annual meeting of


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stockholders after such date and upon the election and qualification of such director's successor, or upon such director's earlier resignation or removal, notwithstanding that such director may have been elected for a term that extended beyond the date of such next annual meeting of stockholders.

                                       IX.

The Board of Directors of the Corporation is expressly authorized to adopt, amend, or repeal the Bylaws of the Corporation, but the stockholders may make additional by-laws and may alter or repeal any by-law whether adopted by them or otherwise.

Notwithstanding any other provision of this Certificate of Incorporation, the Bylaws of the Corporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of stock of the Corporation required by law, this Certificate of Incorporation or any Preferred Stock designation, the affirmative vote of sixty-six and two-thirds percent (66-2/3%) of the voting power of the then outstanding shares of the voting stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the modification, amendment or repeal of
Section 2.2 (Annual Meeting), Section 2.3 (Special Meeting), Section 2.5 (Advance Notice of Stockholder Nominees and Stockholder Business), Section 3.3 (Election and Term of Office of Directors), and Section 3.4 (Resignation and Vacancies) of the Bylaws of the Corporation or of Article VIII or this Article IX of this Certificate of Incorporation.

                                       X.

Elections of directors need not be by written ballot except and to the extent provided in the Bylaws of the Corporation.

                                       XI.

The Corporation is to have perpetual existence.

                                      XII.

The number of directors which constitute the whole Board of Directors of the Corporation shall be designated in the Bylaws of the Corporation.

                                      XIII.

Advance notice of new business at stockholders' meetings and stockholder proposals and stockholder nomination for the election of directors shall be given in the manner and to the extent provided in the Bylaws of the Corporation.


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                                      XIV.

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the laws of the State of Delaware) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

                                       XV.

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights conferred herein are granted subject to this reservation.

The undersigned incorporator hereby acknowledges that the above Amended and Restated Certificate of Incorporation of Lantronix, Inc., is her act and deed and that the facts stated therein are true.

Dated: June 8, 2005


                                                            /s/ Kathy McDermott
                                                            -------------------
                                                            Secretary